Exhibit 99.1

                   [insert EDGARized Collateral Term Sheets]

                           Global Structured Finance

                             CWALT 2004-33 Prelim
                              5-1 Arms - Non-Conf
                           Collateral Summary Report

                               Nov 9, 2004 18:28

________________________________________________________________________________


1. General Pool Characteristics

Pool Size: $407,928,213.22
Loan Count: 783
Cut-off Date: 2004-11-01
Avg. Loan Balance: $520,981.12
Avg. Orig. Balance: $521,155.45
W.A. FICO: 703
W.A. Orig. LTV: 74.75%
W.A. Gross Coupon: 5.785%
W.A. Net Coupon: 5.303%
W.A. Svcg Fee: 0.468%
W.A. Trustee Fee: 0.0090%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
% over 80 OLTV: 4.01%
% over 100 OLTV: 0.00%
% with PMI: 4.01%
% over 80 with PMI: 100.00%
W.A. MI Adjusted LTV: 73.81%
% Second Lien: 0.00%
% with Prepay Penalty: 1.49%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.35%

* FICO not available for 0 loans, or 0.000% of the aggregate pool balance.



________________________________________________________________________________

2. Original Balance

                  ======================================
                  Original Balance              Percent
                  ======================================
                  $350,001 - $450,000            41.27%
                  ======================================
                  $450,001 - $550,000             19.95
                  ======================================
                  $550,001 - $650,000             14.81
                  ======================================
                  $650,001 - $750,000              4.67
                  ======================================
                  $750,001 - $850,000              2.39
                  ======================================
                  $850,001 - $950,000              3.33
                  ======================================
                  $950,001 - $1,050,000            3.65
                  ======================================
                  $1,050,001 - $1,150,000          0.80
                  ======================================
                  $1,150,001 - $1,250,000          0.87
                  ======================================
                  $1,250,001 - $1,350,000          1.57
                  ======================================
                  $1,350,001 - $1,450,000          1.38
                  ======================================

                  ======================================
                  $1,450,001 - $1,550,000          4.40
                  ======================================
                  $1,650,001 - $1,750,000          0.42
                  ======================================
                  $1,850,001 - $1,950,000          0.48
                  ======================================
                  Total:                        100.00%
                  ======================================

Average: $521,155.45
Lowest: $352,000.00
Highest: $1,950,000.00



________________________________________________________________________________

3. Lien Position

                         ============================
                         Lien Position       Percent
                         ============================
                         1                   100.00%
                         ============================
                         Total:              100.00%
                         ============================



________________________________________________________________________________

4. Coupon

                         ===========================
                         Coupon             Percent
                         ===========================
                         4.001 - 4.500        0.64%
                         ===========================
                         4.501 - 5.000         8.12
                         ===========================
                         5.001 - 5.500        28.75
                         ===========================
                         5.501 - 6.000        33.78
                         ===========================
                         6.001 - 6.500        21.87
                         ===========================
                         6.501 - 7.000         5.55
                         ===========================
                         7.001 - 7.500         1.06
                         ===========================
                         7.501 - 8.000         0.24
                         ===========================
                         Total:             100.00%
                         ===========================

W.A.: 5.785%
Lowest: 4.375%
Highest: 7.625%



________________________________________________________________________________

5. Credit Score

                         ===========================
                         Credit Score       Percent
                         ===========================
                         800 - 849            1.76%
                         ===========================
                         750 - 799            17.21
                         ===========================
                         700 - 749            32.56
                         ===========================
                         650 - 699            34.56
                         ===========================
                         600 - 649            13.80
                         ===========================
                         550 - 599             0.11
                         ===========================
                         Total:             100.00%
                         ===========================

W.A.: 703
Lowest: 586
Highest: 838



________________________________________________________________________________

6. Product Type

                  ====================================
                  Product Type                Percent
                  ====================================
                  5/25 1YR LIBOR - IO          83.87%
                  ====================================
                  5/25 1YR LIBOR                15.36
                  ====================================
                  5/25 1YR CMT                   0.76
                  ====================================
                  Total:                      100.00%
                  ====================================



________________________________________________________________________________

7. Index

                         ===========================
                         Index              Percent
                         ===========================
                         1YR LIBOR           99.24%
                         ===========================
                         1YR CMT               0.76
                         ===========================
                         Total:             100.00%
                         ===========================



________________________________________________________________________________

8. Loan Purpose

                      ===================================
                      Loan Purpose               Percent
                      ===================================
                      Purchase                    73.25%
                      ===================================
                      Refinance-Cashout            14.99
                      ===================================
                      Refinance-Rate/Term          11.76
                      ===================================
                      Total:                     100.00%
                      ===================================



________________________________________________________________________________

9. Property Type

                         =============================
                         Property Type        Percent
                         =============================
                         SFR                   60.89%
                         =============================
                         PUD                    25.91
                         =============================
                         Condominium             9.75
                         =============================
                         2-4 Family              3.31
                         =============================
                         Co-Op                   0.15
                         =============================
                         Total:               100.00%
                         =============================



________________________________________________________________________________

10. Occupancy Status

                       =================================
                       Occupancy Status         Percent
                       =================================
                       Primary                   94.23%
                       =================================
                       Investor                    3.11
                       =================================
                       Secondary                   2.66
                       =================================
                       Total:                   100.00%
                       =================================



________________________________________________________________________________

11. Documentation

                         ==============================
                         Documentation         Percent
                         ==============================
                         Reduced                76.31%
                         ==============================
                         Full                     9.86
                         ==============================
                         Alternative              6.56
                         ==============================
                         NINA                     3.99
                         ==============================
                         Preferred                2.79
                         ==============================
                         Streamline               0.49
                         ==============================
                         Total:                100.00%
                         ==============================



________________________________________________________________________________

12. State

                         ============================
                         State               Percent
                         ============================
                         California           65.76%
                         ============================
                         Florida                5.74
                         ============================
                         Nevada                 4.01
                         ============================
                         Virginia               2.66
                         ============================
                         Massachusetts          2.47
                         ============================
                         Other                 19.36
                         ============================
                         Total:              100.00%
                         ============================



________________________________________________________________________________

13. OLTV

                         ============================
                         OLTV                Percent
                         ============================
                         20.01 - 30.00         0.12%
                         ============================
                         30.01 - 40.00          1.18
                         ============================
                         40.01 - 50.00          1.77
                         ============================
                         50.01 - 60.00          4.78
                         ============================
                         60.01 - 70.00         20.08
                         ============================
                         70.01 - 80.00         68.06
                         ============================
                         80.01 - 90.00          2.90
                         ============================
                         90.01 - 100.00         1.12
                         ============================
                         Total:              100.00%
                         ============================

W.A.: 74.75%
Lowest: 20.79%
Highest: 95.00%



________________________________________________________________________________

14. Original Term

                         =============================
                         Original Term        Percent
                         =============================
                         360                  100.00%
                         =============================
                         Total:               100.00%
                         =============================

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months



________________________________________________________________________________

15. Cut-Off Remaining Term

                  =========================================
                  Cut-Off Remaining Term           Percent
                  =========================================
                  349 - 360                        100.00%
                  =========================================
                  Total:                           100.00%
                  =========================================

W.A.: 359.4 months
Lowest: 356 months
Highest: 360 months



________________________________________________________________________________

16. Gross Margin

                         =============================
                         Gross Margin         Percent
                         =============================
                         2.250                 98.33%
                         =============================
                         2.750                   0.97
                         =============================
                         2.875                   0.10
                         =============================
                         3.000                   0.09
                         =============================
                         3.125                   0.51
                         =============================
                         Total:               100.00%
                         =============================

W.A.: 2.261%
Lowest: 2.250%
Highest: 3.125%



________________________________________________________________________________

17. Initial Cap (ARMs)

                      ==================================
                      Initial Cap (ARMs)        Percent
                      ==================================
                      5.000                      99.08%
                      ==================================
                      6.000                        0.92
                      ==================================

                      ==================================
                      Total:                    100.00%
                      ==================================

W.A.: 5.009%
Lowest: 5.000%
Highest: 6.000%



________________________________________________________________________________

18. Periodic Cap (ARMs)

                    =====================================
                    Periodic Cap (ARMs)        Percent
                    =====================================
                    2.000                        100.00%
                    =====================================
                    Total:                       100.00%
                    =====================================

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%



________________________________________________________________________________

19. Maximum Rate (ARMs)

                  =======================================
                  Maximum Rate (ARMs)            Percent
                  =======================================
                  9.001 - 10.000                   8.76%
                  =======================================
                  10.001 - 11.000                  61.77
                  =======================================
                  11.001 - 12.000                  28.02
                  =======================================
                  12.001 - 13.000                   1.46
                  =======================================
                  Total:                         100.00%
                  =======================================

W.A.: 10.794%
Lowest: 9.375%
Highest: 12.625%



________________________________________________________________________________

20. Cutoff Rollterm

                         ===============================
                         Cutoff Rollterm        Percent
                         ===============================
                         49 - 60                100.00%
                         ===============================
                         Total:                 100.00%
                         ===============================

W.A.: 59.4 months
Lowest: 56 months
Highest: 60 months



________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Banc of America Securities LLC

________________________________________________________________________________
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                           Global Structured Finance

                             CWALT 2004-33 Prelim
                                5-1 Arms Total
                           Collateral Summary Report

                               Nov 9, 2004 18:31

________________________________________________________________________________


1. General Pool Characteristics

Pool Size: $607,313,703.53
Loan Count: 1,776
Cut-off Date: 2004-11-01
Avg. Loan Balance: $341,955.91
Avg. Orig. Balance: $342,217.94
W.A. FICO: 698
W.A. Orig. LTV: 76.02%
W.A. Gross Coupon: 5.814%
W.A. Net Coupon: 5.352%
W.A. Svcg Fee: 0.438%
W.A. Trustee Fee: 0.0090%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
% over 80 OLTV: 8.73%
% over 100 OLTV: 0.00%
% with PMI: 8.73%
% over 80 with PMI: 100.00%
W.A. MI Adjusted LTV: 73.94%
% Second Lien: 0.00%
% with Prepay Penalty: 1.20%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.99%

* FICO not available for 1 loans, or 0.054% of the aggregate pool balance.



________________________________________________________________________________

2. Original Balance

                  ======================================
                  Original Balance              Percent
                  ======================================
                  $50,001 - $150,000              5.37%
                  ======================================
                  $150,001 - $250,000             14.37
                  ======================================
                  $250,001 - $350,000             12.26
                  ======================================
                  $350,001 - $450,000             28.31
                  ======================================
                  $450,001 - $550,000             13.56
                  ======================================
                  $550,001 - $650,000             10.04
                  ======================================
                  $650,001 - $750,000              3.14
                  ======================================
                  $750,001 - $850,000              1.61
                  ======================================
                  $850,001 - $950,000              2.24
                  ======================================
                  $950,001 - $1,050,000            2.45
                  ======================================
                  $1,050,001 - $1,150,000          0.54
                  ======================================

                  ======================================
                  $1,150,001 - $1,250,000          0.59
                  ======================================
                  $1,250,001 - $1,350,000          1.05
                  ======================================
                  $1,350,001 - $1,450,000          0.93
                  ======================================
                  $1,450,001 - $1,550,000          2.95
                  ======================================
                  $1,650,001 - $1,750,000          0.28
                  ======================================
                  $1,850,001 - $1,950,000          0.32
                  ======================================
                  Total:                        100.00%
                  ======================================

Average: $342,217.94
Lowest: $51,750.00
Highest: $1,950,000.00



________________________________________________________________________________

3. Lien Position

                         ============================
                         Lien Position       Percent
                         ============================
                         1                   100.00%
                         ============================
                         Total:              100.00%
                         ============================



________________________________________________________________________________

4. Coupon

                         ===========================
                         Coupon             Percent
                         ===========================
                         4.001 - 4.500        0.60%
                         ===========================
                         4.501 - 5.000         6.86
                         ===========================
                         5.001 - 5.500        26.90
                         ===========================
                         5.501 - 6.000        36.25
                         ===========================
                         6.001 - 6.500        21.04
                         ===========================
                         6.501 - 7.000         7.02
                         ===========================
                         7.001 - 7.500         1.10
                         ===========================
                         7.501 - 8.000         0.22
                         ===========================
                         8.501 - 9.000         0.02
                         ===========================
                         Total:             100.00%
                         ===========================

W.A.: 5.814%
Lowest: 4.250%
Highest: 8.875%



________________________________________________________________________________

5. Credit Score

                         ===========================
                         Credit Score       Percent
                         ===========================
                         800 - 849            1.29%
                         ===========================
                         750 - 799            15.42
                         ===========================
                         700 - 749            28.14
                         ===========================

                         ===========================
                         650 - 699            39.90
                         ===========================
                         600 - 649            15.12
                         ===========================
                         550 - 599             0.07
                         ===========================
                         N/A                   0.05
                         ===========================
                         Total:             100.00%
                         ===========================

W.A.: 698
Lowest: 586
Highest: 838



________________________________________________________________________________

6. Product Type

                    ====================================
                    Product Type                Percent
                    ====================================
                    5/25 1YR LIBOR - IO          88.75%
                    ====================================
                    5/25 1YR LIBOR                10.63
                    ====================================
                    5/25 1YR CMT                   0.62
                    ====================================
                    Total:                      100.00%
                    ====================================



________________________________________________________________________________

7. Index

                         ===========================
                         Index              Percent
                         ===========================
                         1YR LIBOR           99.38%
                         ===========================
                         1YR CMT               0.62
                         ===========================
                         Total:             100.00%
                         ===========================


________________________________________________________________________________

8. Loan Purpose

                     ===================================
                     Loan Purpose               Percent
                     ===================================
                     Purchase                    71.07%
                     ===================================
                     Refinance-Cashout            15.45
                     ===================================
                     Refinance-Rate/Term          13.48
                     ===================================
                     Total:                     100.00%
                     ===================================



________________________________________________________________________________

9. Property Type

                       =============================
                       Property Type        Percent
                       =============================
                       SFR                   58.17%
                       =============================
                       PUD                    26.25
                       =============================
                       Condominium            11.25
                       =============================
                       2-4 Family              4.23
                       =============================
                       Co-Op                   0.10
                       =============================

                       =============================
                       Total:               100.00%
                       =============================



________________________________________________________________________________

10. Occupancy Status

                     =================================
                     Occupancy Status         Percent
                     =================================
                     Primary                   92.98%
                     =================================
                     Investor                    4.20
                     =================================
                     Secondary                   2.82
                     =================================
                     Total:                   100.00%
                     =================================


________________________________________________________________________________

11. Documentation

                      ==============================
                      Documentation         Percent
                      ==============================
                      Reduced                62.27%
                      ==============================
                      Full                    18.24
                      ==============================
                      Alternative             10.78
                      ==============================
                      NINA                     5.39
                      ==============================
                      Preferred                2.99
                      ==============================
                      Streamline               0.33
                      ==============================
                      Total:                100.00%
                      ==============================



________________________________________________________________________________

12. State

                         ========================
                         State           Percent
                         ========================
                         California       52.00%
                         ========================
                         Florida            5.99
                         ========================
                         Nevada             4.40
                         ========================
                         Colorado           3.48
                         ========================
                         Arizona            2.92
                         ========================
                         Other             31.20
                         ========================
                         Total:          100.00%
                         ========================



________________________________________________________________________________

13. OLTV

                         ============================
                         OLTV                Percent
                         ============================
                         <= 20.00              0.03%
                         ============================
                         20.01 - 30.00          0.10
                         ============================
                         30.01 - 40.00          1.11
                         ============================
                         40.01 - 50.00          1.71
                         ============================
                         50.01 - 60.00          3.97
                         ============================

                         ============================
                         60.01 - 70.00         16.19
                         ============================
                         70.01 - 80.00         68.16
                         ============================
                         80.01 - 90.00          5.86
                         ============================
                         90.01 - 100.00         2.88
                         ============================
                         Total:              100.00%
                         ============================

W.A.: 76.02%
Lowest: 12.50%
Highest: 100.00%



________________________________________________________________________________

14. Original Term

                         =============================
                         Original Term        Percent
                         =============================
                         360                  100.00%
                         =============================
                         Total:               100.00%
                         =============================

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months



________________________________________________________________________________

15. Cut-Off Remaining Term

                  =========================================
                  Cut-Off Remaining Term           Percent
                  =========================================
                  349 - 360                        100.00%
                  =========================================
                  Total:                           100.00%
                  =========================================

W.A.: 358.9 months
Lowest: 352 months
Highest: 360 months



________________________________________________________________________________

16. Gross Margin

                         =============================
                         Gross Margin         Percent
                         =============================
                         2.250                 95.64%
                         =============================
                         2.500                   0.47
                         =============================
                         2.625                   0.08
                         =============================
                         2.750                   1.67
                         =============================
                         2.875                   0.60
                         =============================
                         3.000                   0.26
                         =============================
                         3.125                   0.83
                         =============================
                         3.250                   0.22
                         =============================
                         3.375                   0.05
                         =============================
                         3.625                   0.18
                         =============================

                         =============================
                         Total:               100.00%
                         =============================

W.A.: 2.278%
Lowest: 2.250%
Highest: 3.625%



________________________________________________________________________________

17. Initial Cap (ARMs)

                       ==================================
                       Initial Cap (ARMs)        Percent
                       ==================================
                       2.000                       1.64%
                       ==================================
                       5.000                       86.18
                       ==================================
                       5.750                        0.01
                       ==================================
                       6.000                       12.17
                       ==================================
                       Total:                    100.00%
                       ==================================

W.A.: 5.073%
Lowest: 2.000%
Highest: 6.000%



________________________________________________________________________________

18. Periodic Cap (ARMs)

                     =====================================
                     Periodic Cap (ARMs)          Percent
                     =====================================
                     2.000                        100.00%
                     =====================================
                     Total:                       100.00%
                     =====================================

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%



________________________________________________________________________________

19. Maximum Rate (ARMs)

                    =======================================
                    Maximum Rate (ARMs)             Percent
                    =======================================
                    9.001 - 10.000                   6.98%
                    =======================================
                    10.001 - 11.000                  53.43
                    =======================================
                    11.001 - 12.000                  35.52
                    =======================================
                    12.001 - 13.000                   4.00
                    =======================================
                    13.001 - 14.000                   0.06
                    =======================================
                    Total:                         100.00%
                    =======================================

W.A.: 10.949%
Lowest: 9.250%
Highest: 13.875%



________________________________________________________________________________

20. Cutoff Rollterm

                         ===============================
                         Cutoff Rollterm        Percent
                         ===============================
                         49 - 60                100.00%
                         ===============================
                         Total:                 100.00%
                         ===============================

W.A.: 58.9 months
Lowest: 52 months
Highest: 60 months




________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Banc of America Securities LLC


________________________________________________________________________________
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                           Global Structured Finance

                             CWALT 2004-33 Prelim
                                3-1 Arms Total
                           Collateral Summary Report

                               Nov 9, 2004 18:30

________________________________________________________________________________


1. General Pool Characteristics

Pool Size: $238,441,384.44
Loan Count: 673
Cut-off Date: 2004-11-01
Avg. Loan Balance: $354,296.26
Avg. Orig. Balance: $354,339.19
W.A. FICO: 689
W.A. Orig. LTV: 73.05%
W.A. Gross Coupon: 5.520%
W.A. Net Coupon: 5.093%
W.A. Svcg Fee: 0.404%
W.A. Trustee Fee: 0.0090%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
% over 80 OLTV: 6.40%
% over 100 OLTV: 0.00%
% with PMI: 6.40%
% over 80 with PMI: 100.00%
W.A. MI Adjusted LTV: 71.64%
% Second Lien: 0.00%
% with Prepay Penalty: 0.95%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.84%

* FICO not available for 0 loans, or 0.000% of the aggregate pool balance.



________________________________________________________________________________

2. Original Balance

                  ======================================
                  Original Balance              Percent
                  ======================================
                  <= $50,000                      0.02%
                  ======================================
                  $50,001 - $150,000               4.74
                  ======================================
                  $150,001 - $250,000             13.78
                  ======================================
                  $250,001 - $350,000             12.23
                  ======================================
                  $350,001 - $450,000             23.33
                  ======================================
                  $450,001 - $550,000             13.40
                  ======================================
                  $550,001 - $650,000             12.60
                  ======================================
                  $650,001 - $750,000              4.08
                  ======================================
                  $750,001 - $850,000              3.32
                  ======================================
                  $850,001 - $950,000              1.91
                  ======================================
                  $950,001 - $1,050,000            5.42
                  ======================================

                  ======================================
                  $1,050,001 - $1,150,000          1.39
                  ======================================
                  $1,150,001 - $1,250,000          1.01
                  ======================================
                  $1,250,001 - $1,350,000          0.55
                  ======================================
                  $1,450,001 - $1,550,000          0.63
                  ======================================
                  $1,750,001 - $1,850,000          0.74
                  ======================================
                  $1,950,001 - $2,050,000          0.84
                  ======================================
                  Total:                        100.00%
                  ======================================

Average: $354,339.19
Lowest: $47,700.00
Highest: $1,999,950.00



________________________________________________________________________________

3. Lien Position

                       ============================
                       Lien Position     Percent
                       ============================
                       1                   100.00%
                       ============================
                       Total:              100.00%
                       ============================



________________________________________________________________________________

4. Coupon

                         ===========================
                         Coupon             Percent
                         ===========================
                         3.501 - 4.000        0.61%
                         ===========================
                         4.001 - 4.500         3.69
                         ===========================
                         4.501 - 5.000        16.93
                         ===========================
                         5.001 - 5.500        30.39
                         ===========================
                         5.501 - 6.000        34.52
                         ===========================
                         6.001 - 6.500         8.93
                         ===========================
                         6.501 - 7.000         4.60
                         ===========================
                         7.001 - 7.500         0.29
                         ===========================
                         7.501 - 8.000         0.04
                         ===========================
                         Total:             100.00%
                         ===========================

W.A.: 5.520%
Lowest: 3.625%
Highest: 7.625%



________________________________________________________________________________

5. Credit Score

                         ===========================
                         Credit Score       Percent
                         ===========================
                         800 - 849            0.24%
                         ===========================
                         750 - 799            11.28
                         ===========================
                         700 - 749            24.38
                         ===========================

                         ===========================
                         650 - 699            44.37
                         ===========================
                         600 - 649            19.41
                         ===========================
                         550 - 599             0.18
                         ===========================
                         500 - 549             0.14
                         ===========================
                         Total:             100.00%
                         ===========================

W.A.: 689
Lowest: 546
Highest: 802



________________________________________________________________________________

6. Product Type

                     ====================================
                     Product Type              Percent
                     ====================================
                     3/27 1YR LIBOR - IO          92.02%
                     ====================================
                     3/27 1YR LIBOR                 7.36
                     ====================================
                     3/27 1YR CMT                   0.62
                     ====================================
                     Total:                      100.00%
                     ====================================



________________________________________________________________________________

7. Index

                         ===========================
                         Index              Percent
                         ===========================
                         1YR LIBOR           99.38%
                         ===========================
                         1YR CMT               0.62
                         ===========================
                         Total:             100.00%
                         ===========================



________________________________________________________________________________

8. Loan Purpose

                     ===================================
                     Loan Purpose             Percent
                     ===================================
                     Purchase                    58.69%
                     ===================================
                     Refinance-Cashout            22.81
                     ===================================
                     Refinance-Rate/Term          18.50
                     ===================================
                     Total:                     100.00%
                     ===================================



________________________________________________________________________________

9. Property Type

                         =============================
                         Property Type        Percent
                         =============================
                         SFR                   55.78%
                         =============================
                         PUD                    25.45
                         =============================
                         Condominium            11.94
                         =============================
                         2-4 Family              6.83
                         =============================
                         Total:               100.00%
                         =============================

________________________________________________________________________________

10. Occupancy Status

                       =================================
                       Occupancy Status         Percent
                       =================================
                       Primary                   81.52%
                       =================================
                       Investor                   13.47
                       =================================
                       Secondary                   5.01
                       =================================
                       Total:                   100.00%
                       =================================



________________________________________________________________________________

11. Documentation

                         ==============================
                         Documentation         Percent
                         ==============================
                         Reduced                61.18%
                         ==============================
                         Full                    16.62
                         ==============================
                         Alternative              9.14
                         ==============================
                         NINA                     7.31
                         ==============================
                         Preferred                5.46
                         ==============================
                         Streamline               0.17
                         ==============================
                         CLUES                    0.12
                         ==============================
                         Total:                100.00%
                         ==============================



________________________________________________________________________________

12. State

                         ============================
                         State               Percent
                         ============================
                         California           43.29%
                         ============================
                         Florida                7.32
                         ============================
                         Nevada                 7.04
                         ============================
                         New Jersey             4.73
                         ============================
                         Massachusetts          3.88
                         ============================
                         Other                 33.73
                         ============================
                         Total:              100.00%
                         ============================



________________________________________________________________________________

13. OLTV

                         ============================
                         OLTV              Percent
                         ============================
                         20.01 - 30.00         0.32%
                         ============================
                         30.01 - 40.00          0.59
                         ============================
                         40.01 - 50.00          2.79
                         ============================
                         50.01 - 60.00          7.79
                         ============================
                         60.01 - 70.00         26.18
                         ============================

                         ============================
                         70.01 - 80.00         55.93
                         ============================
                         80.01 - 90.00          5.33
                         ============================
                         90.01 - 100.00         1.07
                         ============================
                         Total:              100.00%
                         ============================

W.A.: 73.05%
Lowest: 25.93%
Highest: 95.00%



________________________________________________________________________________

14. Original Term

                        =============================
                        Original Term        Percent
                        =============================
                        360                  100.00%
                        =============================
                        Total:               100.00%
                        =============================

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months



________________________________________________________________________________

15. Cut-Off Remaining Term

                  =========================================
                  Cut-Off Remaining Term           Percent
                  =========================================
                  349 - 360                        100.00%
                  =========================================
                  Total:                           100.00%
                  =========================================

W.A.: 359.3 months
Lowest: 355 months
Highest: 360 months



________________________________________________________________________________

16. Gross Margin

                        =============================
                        Gross Margin         Percent
                        =============================
                        2.250                 96.24%
                        =============================
                        2.750                   0.66
                        =============================
                        2.875                   0.65
                        =============================
                        3.000                   0.13
                        =============================
                        3.125                   0.12
                        =============================
                        3.250                   1.37
                        =============================
                        3.375                   0.76
                        =============================
                        4.125                   0.07
                        =============================
                        Total:               100.00%
                        =============================

W.A.: 2.283%
Lowest: 2.250%
Highest: 4.125%



________________________________________________________________________________

17. Initial Cap (ARMs)

                     ==================================
                     Initial Cap (ARMs)        Percent
                     ==================================
                     2.000                      96.20%
                     ==================================
                     3.000                        0.05
                     ==================================
                     5.000                        0.27
                     ==================================
                     6.000                        3.48
                     ==================================
                     Total:                    100.00%
                     ==================================

W.A.: 2.148%
Lowest: 2.000%
Highest: 6.000%



________________________________________________________________________________

18. Periodic Cap (ARMs)

                    =====================================
                    Periodic Cap (ARMs)          Percent
                    =====================================
                    2.000                        100.00%
                    =====================================
                    Total:                       100.00%
                    =====================================

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%



________________________________________________________________________________

19. Maximum Rate (ARMs)

                  =======================================
                  Maximum Rate (ARMs)             Percent
                  =======================================
                  9.001 - 10.000                   0.79%
                  =======================================
                  10.001 - 11.000                  20.69
                  =======================================
                  11.001 - 12.000                  64.76
                  =======================================
                  12.001 - 13.000                  13.43
                  =======================================
                  13.001 - 14.000                   0.33
                  =======================================
                  Total:                         100.00%
                  =======================================

W.A.: 11.514%
Lowest: 9.625%
Highest: 13.625%



________________________________________________________________________________

20. Cutoff Rollterm

                      ===============================
                      Cutoff Rollterm      Percent
                      ===============================
                      25 - 36                100.00%
                      ===============================
                      Total:                 100.00%
                      ===============================

W.A.: 35.3 months
Lowest: 31 months
Highest: 36 months




________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Banc of America Securities LLC



________________________________________________________________________________
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                           Global Structured Finance

                             CWALT 2004-33 Prelim
                                5-1 Arms - Conf
                           Collateral Summary Report

                               Nov 9, 2004 18:29

________________________________________________________________________________


1. General Pool Characteristics

Pool Size: $199,385,490.31
Loan Count: 993
Cut-off Date: 2004-11-01
Avg. Loan Balance: $200,791.03
Avg. Orig. Balance: $201,122.19
W.A. FICO: 686
W.A. Orig. LTV: 78.62%
W.A. Gross Coupon: 5.872%
W.A. Net Coupon: 5.451%
W.A. Svcg Fee: 0.375%
W.A. Trustee Fee: 0.0090%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 358 months
% over 80 OLTV: 18.38%
% over 100 OLTV: 0.00%
% with PMI: 18.38%
% over 80 with PMI: 100.00%
W.A. MI Adjusted LTV: 74.21%
% Second Lien: 0.00%
% with Prepay Penalty: 0.61%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.54%

* FICO not available for 1 loans, or 0.165% of the aggregate pool balance.



________________________________________________________________________________

2. Original Balance

                      ==================================
                      Original Balance          Percent
                      ==================================
                      $50,001 - $150,000         16.35%
                      ==================================
                      $150,001 - $250,000         43.76
                      ==================================
                      $250,001 - $350,000         37.35
                      ==================================
                      $350,001 - $450,000          1.78
                      ==================================
                      $450,001 - $550,000          0.47
                      ==================================
                      $550,001 - $650,000          0.28
                      ==================================
                      Total:                    100.00%
                      ==================================

Average: $201,122.19
Lowest: $51,750.00
Highest: $564,000.00

________________________________________________________________________________

3. Lien Position

                        ============================
                        Lien Position       Percent
                        ============================
                        1                   100.00%
                        ============================
                        Total:              100.00%
                        ============================



________________________________________________________________________________

4. Coupon

                        ===========================
                        Coupon             Percent
                        ===========================
                        4.001 - 4.500        0.53%
                        ===========================
                        4.501 - 5.000         4.27
                        ===========================
                        5.001 - 5.500        23.12
                        ===========================
                        5.501 - 6.000        41.30
                        ===========================
                        6.001 - 6.500        19.34
                        ===========================
                        6.501 - 7.000        10.02
                        ===========================
                        7.001 - 7.500         1.19
                        ===========================
                        7.501 - 8.000         0.17
                        ===========================
                        8.501 - 9.000         0.05
                        ===========================
                        Total:             100.00%
                        ===========================

W.A.: 5.872%
Lowest: 4.250%
Highest: 8.875%



________________________________________________________________________________

5. Credit Score

                        ===========================
                        Credit Score       Percent
                        ===========================
                        800 - 849            0.33%
                        ===========================
                        750 - 799            11.77
                        ===========================
                        700 - 749            19.08
                        ===========================
                        650 - 699            50.82
                        ===========================
                        600 - 649            17.83
                        ===========================
                        N/A                   0.16
                        ===========================
                        Total:             100.00%
                        ===========================

W.A.: 686
Lowest: 601
Highest: 815



________________________________________________________________________________

6. Product Type

                     ====================================
                     Product Type                Percent
                     ====================================

                     ====================================
                     5/25 1YR LIBOR - IO          98.72%
                     ====================================
                     5/25 1YR LIBOR                 0.94
                     ====================================
                     5/25 1YR CMT                   0.33
                     ====================================
                     Total:                      100.00%
                     ====================================



________________________________________________________________________________

7. Index

                        ===========================
                        Index              Percent
                        ===========================
                        1YR LIBOR           99.67%
                        ===========================
                        1YR CMT               0.33
                        ===========================
                        Total:             100.00%
                        ===========================



________________________________________________________________________________

8. Loan Purpose

                     ===================================
                     Loan Purpose               Percent
                     ===================================
                     Purchase                    66.61%
                     ===================================
                     Refinance-Rate/Term          16.99
                     ===================================
                     Refinance-Cashout            16.40
                     ===================================
                     Total:                     100.00%
                     ===================================



________________________________________________________________________________

9. Property Type

                        =============================
                        Property Type      Percent
                        =============================
                        SFR                   52.60%
                        =============================
                        PUD                    26.96
                        =============================
                        Condominium            14.33
                        =============================
                        2-4 Family              6.11
                        =============================
                        Total:               100.00%
                        =============================



________________________________________________________________________________

10. Occupancy Status

                      =================================
                      Occupancy Status       Percent
                      =================================
                      Primary                   90.42%
                      =================================
                      Investor                    6.44
                      =================================
                      Secondary                   3.14
                      =================================
                      Total:                   100.00%
                      =================================



________________________________________________________________________________

11. Documentation

                        ==============================
                        Documentation         Percent
                        ==============================
                        Full                   35.37%
                        ==============================
                        Reduced                 33.55
                        ==============================
                        Alternative             19.40
                        ==============================
                        NINA                     8.26
                        ==============================
                        Preferred                3.41
                        ==============================
                        Total:                100.00%
                        ==============================



________________________________________________________________________________

12. State

                           ========================
                           State           Percent
                           ========================
                           California       23.86%
                           ========================
                           Colorado           8.04
                           ========================
                           Arizona            6.76
                           ========================
                           Florida            6.52
                           ========================
                           Georgia            5.25
                           ========================
                           Other             49.58
                           ========================
                           Total:          100.00%
                           ========================



________________________________________________________________________________

13. OLTV

                         ============================
                         OLTV                Percent
                         ============================
                         <= 20.00              0.10%
                         ============================
                         20.01 - 30.00          0.06
                         ============================
                         30.01 - 40.00          0.94
                         ============================
                         40.01 - 50.00          1.61
                         ============================
                         50.01 - 60.00          2.32
                         ============================
                         60.01 - 70.00          8.22
                         ============================
                         70.01 - 80.00         68.37
                         ============================
                         80.01 - 90.00         11.91
                         ============================
                         90.01 - 100.00         6.48
                         ============================
                         Total:              100.00%
                         ============================

W.A.: 78.62%
Lowest: 12.50%
Highest: 100.00%



________________________________________________________________________________

14. Original Term

                        =============================
                        Original Term        Percent
                        =============================
                        360                  100.00%
                        =============================
                        Total:               100.00%
                        =============================

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months



________________________________________________________________________________

15. Cut-Off Remaining Term

                  =========================================
                  Cut-Off Remaining Term           Percent
                  =========================================
                  349 - 360                        100.00%
                  =========================================
                  Total:                           100.00%
                  =========================================

W.A.: 357.9 months
Lowest: 352 months
Highest: 360 months



________________________________________________________________________________

16. Gross Margin

                        =============================
                        Gross Margin         Percent
                        =============================
                        2.250                 90.15%
                        =============================
                        2.500                   1.44
                        =============================
                        2.625                   0.23
                        =============================
                        2.750                   3.10
                        =============================
                        2.875                   1.62
                        =============================
                        3.000                   0.60
                        =============================
                        3.125                   1.48
                        =============================
                        3.250                   0.67
                        =============================
                        3.375                   0.16
                        =============================
                        3.625                   0.55
                        =============================
                        Total:               100.00%
                        =============================

W.A.: 2.314%
Lowest: 2.250%
Highest: 3.625%



________________________________________________________________________________

17. Initial Cap (ARMs)

                      ==================================
                      Initial Cap (ARMs)       Percent
                      ==================================
                      2.000                       4.99%
                      ==================================
                      5.000                       59.79
                      ==================================
                      5.750                        0.04
                      ==================================
                      6.000                       35.18
                      ==================================
                      Total:                    100.00%
                      ==================================

W.A.: 5.202%
Lowest: 2.000%
Highest: 6.000%



________________________________________________________________________________

18. Periodic Cap (ARMs)

                    =====================================
                    Periodic Cap (ARMs)          Percent
                    =====================================
                    2.000                        100.00%
                    =====================================
                    Total:                       100.00%
                    =====================================

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%



________________________________________________________________________________

19. Maximum Rate (ARMs)

                  =======================================
                  Maximum Rate (ARMs)            Percent
                  =======================================
                  9.001 - 10.000                   3.35%
                  =======================================
                  10.001 - 11.000                  36.37
                  =======================================
                  11.001 - 12.000                  50.88
                  =======================================
                  12.001 - 13.000                   9.21
                  =======================================
                  13.001 - 14.000                   0.19
                  =======================================
                  Total:                         100.00%
                  =======================================

W.A.: 11.264%
Lowest: 9.250%
Highest: 13.875%



________________________________________________________________________________

20. Cutoff Rollterm

                      ===============================
                      Cutoff Rollterm        Percent
                      ===============================
                      49 - 60                100.00%
                      ===============================
                      Total:                 100.00%
                      ===============================

W.A.: 58.0 months
Lowest: 52 months
Highest: 60 months




________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Banc of America Securities LLC



________________________________________________________________________________

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                           Global Structured Finance

                             CWALT 2004-33 Prelim
                                3-1 Arms - Conf
                           Collateral Summary Report

                               Nov 9, 2004 18:26

________________________________________________________________________________


1. General Pool Characteristics

Pool Size: $75,466,409.76
Loan Count: 375
Cut-off Date: 2004-11-01
Avg. Loan Balance: $201,243.76
Avg. Orig. Balance: $201,291.24
W.A. FICO: 672
W.A. Orig. LTV: 75.35%
W.A. Gross Coupon: 5.456%
W.A. Net Coupon: 5.028%
W.A. Svcg Fee: 0.375%
W.A. Trustee Fee: 0.0090%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
% over 80 OLTV: 17.59%
% over 100 OLTV: 0.00%
% with PMI: 17.59%
% over 80 with PMI: 100.00%
W.A. MI Adjusted LTV: 71.47%
% Second Lien: 0.00%
% with Prepay Penalty: 2.99%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.27%

* FICO not available for 0 loans, or 0.000% of the aggregate pool balance.


________________________________________________________________________________

2. Original Balance

                     ==================================
                     Original Balance          Percent
                     ==================================
                     <= $50,000                  0.06%
                     ==================================
                     $50,001 - $150,000          14.99
                     ==================================
                     $150,001 - $250,000         43.54
                     ==================================
                     $250,001 - $350,000         38.19
                     ==================================
                     $350,001 - $450,000          3.21
                     ==================================
                     Total:                    100.00%
                     ==================================

Average: $201,291.24
Lowest: $47,700.00
Highest: $450,000.00


________________________________________________________________________________

3. Lien Position

                        ============================
                        Lien Position       Percent
                        ============================
                        1                   100.00%
                        ============================
                        Total:              100.00%
                        ============================


________________________________________________________________________________

4. Coupon

                        ===========================
                        Coupon             Percent
                        ===========================
                        3.501 - 4.000        1.92%
                        ===========================
                        4.001 - 4.500         5.22
                        ===========================
                        4.501 - 5.000        20.34
                        ===========================
                        5.001 - 5.500        29.72
                        ===========================
                        5.501 - 6.000        29.74
                        ===========================
                        6.001 - 6.500         8.52
                        ===========================
                        6.501 - 7.000         3.49
                        ===========================
                        7.001 - 7.500         0.92
                        ===========================
                        7.501 - 8.000         0.12
                        ===========================
                        Total:             100.00%
                        ===========================

W.A.: 5.456%
Lowest: 3.625%
Highest: 7.625%


________________________________________________________________________________

5. Credit Score

                        ===========================
                        Credit Score       Percent
                        ===========================
                        800 - 849            0.28%
                        ===========================
                        750 - 799             7.92
                        ===========================
                        700 - 749             9.68
                        ===========================
                        650 - 699            52.99
                        ===========================
                        600 - 649            28.13
                        ===========================
                        550 - 599             0.55
                        ===========================
                        500 - 549             0.45
                        ===========================
                        Total:             100.00%
                        ===========================

W.A.: 672
Lowest: 546
Highest: 802


________________________________________________________________________________

6. Product Type

                   ====================================
                   Product Type                Percent
                   ====================================
                   3/27 1YR LIBOR - IO          99.05%
                   ====================================
                   3/27 1YR LIBOR                 0.57
                   ====================================
                   3/27 1YR CMT                   0.39
                   ====================================
                   Total:                      100.00%
                   ====================================

________________________________________________________________________________

7. Index

                       ===========================
                       Index            Percent
                       ===========================
                       1YR LIBOR           99.61%
                       ===========================
                       1YR CMT               0.39
                       ===========================
                       Total:             100.00%
                       ===========================



________________________________________________________________________________

8. Loan Purpose

                    ===================================
                    Loan Purpose               Percent
                    ===================================
                    Purchase                    44.13%
                    ===================================
                    Refinance-Rate/Term          31.54
                    ===================================
                    Refinance-Cashout            24.33
                    ===================================
                    Total:                     100.00%
                    ===================================



________________________________________________________________________________

9. Property Type

                       =============================
                       Property Type        Percent
                       =============================
                       SFR                   57.27%
                       =============================
                       PUD                    23.21
                       =============================
                       Condominium            12.61
                       =============================
                       2-4 Family              6.91
                       =============================
                       Total:               100.00%
                       =============================



________________________________________________________________________________

10. Occupancy Status

                     =================================
                     Occupancy Status         Percent
                     =================================
                     Primary                   89.41%
                     =================================
                     Investor                    7.19
                     =================================
                     Secondary                   3.39
                     =================================
                     Total:                   100.00%
                     =================================



________________________________________________________________________________

11. Documentation

                      ==============================
                      Documentation         Percent
                      ==============================
                      Reduced                36.36%
                      ==============================
                      Full                    25.85
                      ==============================
                      Alternative             23.63
                      ==============================

                      ==============================
                      NINA                     9.03
                      ==============================
                      Preferred                4.74
                      ==============================
                      CLUES                    0.39
                      ==============================
                      Total:                100.00%
                      ==============================



________________________________________________________________________________

12. State

                        =========================
                        State             Percent
                        =========================
                        California        24.09%
                        =========================
                        Nevada              7.50
                        =========================
                        Florida             7.15
                        =========================
                        Michigan            6.97
                        =========================
                        New Jersey          5.89
                        =========================
                        Other              48.40
                        =========================
                        Total:           100.00%
                        =========================



________________________________________________________________________________

13. OLTV

                      ============================
                      OLTV                Percent
                      ============================
                      20.01 - 30.00         0.30%
                      ============================
                      30.01 - 40.00          0.66
                      ============================
                      40.01 - 50.00          4.65
                      ============================
                      50.01 - 60.00          5.30
                      ============================
                      60.01 - 70.00         14.81
                      ============================
                      70.01 - 80.00         56.69
                      ============================
                      80.01 - 90.00         14.21
                      ============================
                      90.01 - 100.00         3.38
                      ============================
                      Total:              100.00%
                      ============================

W.A.: 75.35%
Lowest: 25.93%
Highest: 95.00%



________________________________________________________________________________

14. Original Term

                      =============================
                      Original Term        Percent
                      =============================
                      360                  100.00%
                      =============================
                      Total:               100.00%
                      =============================

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

________________________________________________________________________________

15. Cut-Off Remaining Term

                  =========================================
                  Cut-Off Remaining Term           Percent
                  =========================================
                  349 - 360                        100.00%
                  =========================================
                  Total:                           100.00%
                  =========================================

W.A.: 358.5 months
Lowest: 355 months
Highest: 360 months



________________________________________________________________________________

16. Gross Margin

                        =============================
                        Gross Margin         Percent
                        =============================
                        2.250                 89.67%
                        =============================
                        2.750                   0.52
                        =============================
                        2.875                   2.06
                        =============================
                        3.000                   0.40
                        =============================
                        3.125                   0.37
                        =============================
                        3.250                   4.34
                        =============================
                        3.375                   2.40
                        =============================
                        4.125                   0.23
                        =============================
                        Total:               100.00%
                        =============================

W.A.: 2.347%
Lowest: 2.250%
Highest: 4.125%



________________________________________________________________________________

17. Initial Cap (ARMs)

                      ==================================
                      Initial Cap (ARMs)        Percent
                      ==================================
                      2.000                      88.78%
                      ==================================
                      3.000                        0.15
                      ==================================
                      5.000                        0.85
                      ==================================
                      6.000                       10.21
                      ==================================
                      Total:                    100.00%
                      ==================================

W.A.: 2.436%
Lowest: 2.000%
Highest: 6.000%



________________________________________________________________________________

18. Periodic Cap (ARMs)

                    =====================================
                    Periodic Cap (ARMs)          Percent
                    =====================================
                    2.000                        100.00%
                    =====================================
                    Total:                       100.00%
                    =====================================

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%



________________________________________________________________________________

19. Maximum Rate (ARMs)

                  =======================================
                  Maximum Rate (ARMs)            Percent
                  =======================================
                  9.001 - 10.000                   1.92%
                  =======================================
                  10.001 - 11.000                  25.84
                  =======================================
                  11.001 - 12.000                  59.50
                  =======================================
                  12.001 - 13.000                  11.70
                  =======================================
                  13.001 - 14.000                   1.04
                  =======================================
                  Total:                         100.00%
                  =======================================

W.A.: 11.449%
Lowest: 9.625%
Highest: 13.625%



________________________________________________________________________________

20. Cutoff Rollterm

                      ===============================
                      Cutoff Rollterm        Percent
                      ===============================
                      25 - 36                100.00%
                      ===============================
                      Total:                 100.00%
                      ===============================

W.A.: 34.6 months
Lowest: 31 months
Highest: 36 months




________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Banc of America Securities LLC



________________________________________________________________________________
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                           Global Structured Finance

                             CWALT 2004-33 Prelim
                              3-1 Arms - Non-Conf
                           Collateral Summary Report

                               Nov 9, 2004 18:21

________________________________________________________________________________


1. General Pool Characteristics

Pool Size: $162,974,974.68
Loan Count: 298
Cut-off Date: 2004-11-01
Avg. Loan Balance: $546,895.89
Avg. Orig. Balance: $546,933.09
W.A. FICO: 697
W.A. Orig. LTV: 71.99%
W.A. Gross Coupon: 5.549%
W.A. Net Coupon: 5.123%
W.A. Svcg Fee: 0.417%
W.A. Trustee Fee: 0.0090%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 360 months
% over 80 OLTV: 1.21%
% over 100 OLTV: 0.00%
% with PMI: 1.21%
% over 80 with PMI: 100.00%
W.A. MI Adjusted LTV: 71.71%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.23%

* FICO not available for 0 loans, or 0.000% of the aggregate pool balance.


________________________________________________________________________________

2. Original Balance

                  ======================================
                  Original Balance              Percent
                  ======================================
                  $250,001 - $350,000             0.21%
                  ======================================
                  $350,001 - $450,000             32.65
                  ======================================
                  $450,001 - $550,000             19.60
                  ======================================
                  $550,001 - $650,000             18.44
                  ======================================
                  $650,001 - $750,000              5.97
                  ======================================
                  $750,001 - $850,000              4.86
                  ======================================
                  $850,001 - $950,000              2.80
                  ======================================
                  $950,001 - $1,050,000            7.93
                  ======================================
                  $1,050,001 - $1,150,000          2.03
                  ======================================
                  $1,150,001 - $1,250,000          1.48
                  ======================================
                  $1,250,001 - $1,350,000          0.81
                  ======================================
                  $1,450,001 - $1,550,000          0.92
                  ======================================
                  $1,750,001 - $1,850,000          1.09
                  ======================================

                  ======================================
                  $1,950,001 - $2,050,000          1.23
                  ======================================
                  Total:                        100.00%
                  ======================================

Average: $546,933.09
Lowest: $340,000.00
Highest: $1,999,950.00


________________________________________________________________________________

3. Lien Position

                       ============================
                       Lien Position       Percent
                       ============================
                       1                   100.00%
                       ============================
                       Total:              100.00%
                       ============================


________________________________________________________________________________

4. Coupon

                        ===========================
                        Coupon             Percent
                        ===========================
                        4.001 - 4.500        2.99%
                        ===========================
                        4.501 - 5.000        15.35
                        ===========================
                        5.001 - 5.500        30.70
                        ===========================
                        5.501 - 6.000        36.73
                        ===========================
                        6.001 - 6.500         9.12
                        ===========================
                        6.501 - 7.000         5.11
                        ===========================
                        Total:             100.00%
                        ===========================

W.A.: 5.549%
Lowest: 4.250%
Highest: 6.875%


________________________________________________________________________________

5. Credit Score

                        ===========================
                        Credit Score       Percent
                        ===========================
                        800 - 849            0.22%
                        ===========================
                        750 - 799            12.83
                        ===========================
                        700 - 749            31.19
                        ===========================
                        650 - 699            40.38
                        ===========================
                        600 - 649            15.37
                        ===========================
                        Total:             100.00%
                        ===========================

W.A.: 697
Lowest: 619
Highest: 802


________________________________________________________________________________

6. Product Type

                    ====================================
                    Product Type                Percent
                    ====================================

                    ====================================
                    3/27 1YR LIBOR - IO          88.77%
                    ====================================
                    3/27 1YR LIBOR                10.50
                    ====================================
                    3/27 1YR CMT                   0.73
                    ====================================
                    Total:                      100.00%
                    ====================================


________________________________________________________________________________

7. Index

                        ===========================
                        Index              Percent
                        ===========================
                        1YR LIBOR           99.27%
                        ===========================
                        1YR CMT               0.73
                        ===========================
                        Total:             100.00%
                        ===========================



________________________________________________________________________________

8. Loan Purpose

                    ===================================
                    Loan Purpose               Percent
                    ===================================
                    Purchase                    65.43%
                    ===================================
                    Refinance-Cashout            22.10
                    ===================================
                    Refinance-Rate/Term          12.47
                    ===================================
                    Total:                     100.00%
                    ===================================


________________________________________________________________________________

9. Property Type

                       =============================
                       Property Type        Percent
                       =============================
                       SFR                   55.09%
                       =============================
                       PUD                    26.49
                       =============================
                       Condominium            11.63
                       =============================
                       2-4 Family              6.79
                       =============================
                       Total:               100.00%
                       =============================


________________________________________________________________________________

10. Occupancy Status

                    =================================
                    Occupancy Status         Percent
                    =================================
                    Primary                   77.87%
                    =================================
                    Investor                   16.37
                    =================================
                    Secondary                   5.76
                    =================================
                    Total:                   100.00%
                    =================================


________________________________________________________________________________

11. Documentation

                      ==============================
                      Documentation         Percent
                      ==============================
                      Reduced                72.68%
                      ==============================
                      Full                    12.34
                      ==============================
                      NINA                     6.51
                      ==============================

                      ==============================
                      Preferred                5.79
                      ==============================
                      Alternative              2.43
                      ==============================
                      Streamline               0.25
                      ==============================
                      Total:                100.00%
                      ==============================


________________________________________________________________________________

12. State

                       ============================
                       State               Percent
                       ============================
                       California           52.19%
                       ============================
                       Florida                7.40
                       ============================
                       Nevada                 6.83
                       ============================
                       Massachusetts          4.52
                       ============================
                       New Jersey             4.20
                       ============================
                       Other                 24.86
                       ============================
                       Total:              100.00%
                       ============================

________________________________________________________________________________

13. OLTV

                        ===========================
                        OLTV               Percent
                        ===========================
                        20.01 - 30.00        0.33%
                        ===========================
                        30.01 - 40.00         0.55
                        ===========================
                        40.01 - 50.00         1.93
                        ===========================
                        50.01 - 60.00         8.95
                        ===========================
                        60.01 - 70.00        31.45
                        ===========================
                        70.01 - 80.00        55.58
                        ===========================
                        80.01 - 90.00         1.21
                        ===========================
                        Total:             100.00%
                        ===========================

W.A.: 71.99%
Lowest: 29.44%
Highest: 90.00%


________________________________________________________________________________

14. Original Term

                       =============================
                       Original Term        Percent
                       =============================
                       360                  100.00%
                       =============================
                       Total:               100.00%
                       =============================

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months


________________________________________________________________________________

15. Cut-Off Remaining Term

                  =========================================
                  Cut-Off Remaining Term           Percent
                  =========================================
                  349 - 360                        100.00%
                  =========================================
                  Total:                           100.00%
                  =========================================

W.A.: 359.7 months
Lowest: 356 months
Highest: 360 months


________________________________________________________________________________

16. Gross Margin

                        =============================
                        Gross Margin         Percent
                        =============================
                        2.250                 99.27%
                        =============================
                        2.750                   0.73
                        =============================
                        Total:               100.00%
                        =============================

W.A.: 2.254%
Lowest: 2.250%
Highest: 2.750%


________________________________________________________________________________

17. Initial Cap (ARMs)

                     ==================================
                     Initial Cap (ARMs)         Percent
                     ==================================
                     2.000                      99.63%
                     ==================================
                     6.000                        0.37
                     ==================================
                     Total:                    100.00%
                     ==================================

W.A.: 2.015%
Lowest: 2.000%
Highest: 6.000%


________________________________________________________________________________

18. Periodic Cap (ARMs)

                    =====================================
                    Periodic Cap (ARMs)          Percent
                    =====================================
                    2.000                        100.00%
                    =====================================
                    Total:                       100.00%
                    =====================================

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%


________________________________________________________________________________

19. Maximum Rate (ARMs)

                  =======================================
                  Maximum Rate (ARMs)             Percent
                  =======================================
                  9.001 - 10.000                   0.26%
                  =======================================
                  10.001 - 11.000                  18.30
                  =======================================
                  11.001 - 12.000                  67.20
                  =======================================

                  =======================================
                  12.001 - 13.000                  14.24
                  =======================================
                  Total:                         100.00%
                  =======================================

W.A.: 11.545%
Lowest: 10.000%
Highest: 12.875%


________________________________________________________________________________

20. Cutoff Rollterm

                      ===============================
                      Cutoff Rollterm        Percent
                      ===============================
                      25 - 36                100.00%
                      ===============================
                      Total:                 100.00%
                      ===============================

W.A.: 35.7 months
Lowest: 32 months
Highest: 36 months



________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Banc of America Securities LLC



________________________________________________________________________________
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.